                                                                    EXHIBIT 99.3

                                  [QUANTA LOGO]

                              FINANCIAL HIGHLIGHTS

                               SECOND QUARTER 2006

                                 August 9, 2006

FORWARD LOOKING STATEMENTS:

Except for historical information, this presentation may include forward looking statements which are subject to certain risk factors that could cause actual results to differ materially from those presented in the forward looking statements. Some of the risk factors that could affect future results are described in our Annual Report on Form 10-K and other filings with the
Securities and Exchange Commission. Because we have a limited operating history, most of the statements contained in this document relating to Quanta and its business, including statements relating to our competitive strengths and business strategies, are forward-looking statements.

BASIS OF PREPARATION AND NON-GAAP MEASURES:

DEFINITIONS AND PRESENTATION. All financial information contained herein is unaudited by the Company's independent registered public accounting firm, except for the financial data relating to the year-ended December 31, 2005, which was derived from the Company's audited financial statements. Unless otherwise noted, all data is in U.S. dollars thousands, except for per share, percentage and ratio information.

GAAP refers to generally accepted accounting principles in the United States. In presenting the Company's results, management has included and discussed certain
"non-GAAP financial measures", as such term is defined in Regulation G.
Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

OPERATING INCOME (LOSS) BEFORE TAX (a non-GAAP financial measure): Operating income (loss) before tax is an internal performance measure used by the Company in the management of its operations and represents income (loss) before tax excluding, as applicable, net realized investment gains or losses and net foreign exchange gains or losses and other items of income and expense not attributable to its operating segments. The Company excludes net realized investment gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income (loss) before tax because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to investment and foreign exchange market conditions. The Company believes these amounts are largely independent of its underwriting and technical services decision making process and profitability and including them distorts the analysis of trends in its operations. In addition to presenting net income or loss determined in accordance with GAAP, the Company believes that showing operating income (loss) before tax enables investors, analysts, rating agencies, clients and other users of its financial information to more easily analyze the
Company's results of operations in a manner similar to how management analyzes the Company's underlying business performance. Operating income (loss) before tax should not be viewed as a substitute for GAAP net income (loss).

UNDERWRITING INCOME (LOSS) (a GAAP financial measure): Underwriting income
(loss) is a measure of profitability of the Company's underwriting segments that takes into account net premiums earned and other insurance related income as revenue and net loss and loss expenses, acquisition costs and underwriting related general and administrative expenses as expenses. Underwriting income
(loss) is the difference between revenues and expense items. Underwriting income
(loss) includes expenses charged by the Company's technical services segment.

TECHNICAL SERVICES INCOME (a GAAP financial measure): Technical services income is a measure of profitability of the Company's technical services segment that takes into account technical services income and other technical services-related income as revenue, and direct technical service costs and technical services general and administrative expenses as expenses. Technical services income is the difference between revenues and expense items. Technical
Services income includes revenues charged to the Company's underwriting segments.

ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS' EQUITY (ROAE) (a non-GAAP
financial measure): Annualized Operating Return on Average Shareholders' Equity
is calculated using 1) operating income, as defined above and 2) average shareholders' equity. Average shareholders' equity is calculated as the arithmetic average on an annual basis for the stated periods. The Company presents ROAE as a measure that it is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. All three month ROAE percentages are calculated on an annualized basis by multiplying the percentage returns by a factor of four in order to provide a performance measure that is comparable to equivalent measures for annual periods presented.

UNDERWRITING RATIOS (a GAAP financial measures): The Company uses underwriting ratios as measures of performance. The loss ratio is calculated by dividing net losses and loss expense by net premiums earned. The acquisition expense ratio is calculated by dividing acquisition expenses by net premiums earned. The general and administrative expense ratio is the calculated by dividing underwriting related general and administrative expenses by net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. We believe that these financial ratios appropriately reflect the profitability of our underwriting segments. A combined ratio of less than 100% indicates an underwriting profit and over 100%, an underwriting loss. Because we have a limited operating history, our combined ratio may be subject to significant volatility and may not be indicative of future profitability.

DILUTED BOOK VALUE PER SHARE (a non-GAAP financial measure): The Company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share.

TANGIBLE BOOK VALUE PER SHARE AND DILUTED TANGIBLE BOOK VALUE PER SHARE
(non-GAAP financial measures): The Company has included tangible book value per share and diluted tangible book value per share because it believes it provides a clear measure of the value of its tangible shareholders' equity on a per share basis. Tangible book value excludes goodwill and other intangible assets as itemized in the Company's consolidated balance sheets. A reconciliation from tangible book value per share to book value per share is provided on page 6 of this supplement.

                                                                               1

                        SUMMARY STATEMENTS OF OPERATIONS
                THREE AND SIX MONTHS ENDED JUNE 30, 2006 AND 2005
                                 (in thousands)

     The summary statements of operations are presented on a classified basis in order to show the Company's segment components of operating (loss) income before tax.

FOOTNOTES:

     1.   The Company's underwriting segments comprise, and is an aggregation of, its Specialty Insurance and Specialty Reinsurance reportable segments as presented on pages 8 to 11.

     2.   Underwriting loss and technical services income include amounts charged by the technical services segment to the underwriting segments. An elimination of these intersegment revenues and expenses and a reconciliation to net loss as presented in the Company's
          Consolidated Statements of Operations appears on pages 8 to 11.

     3.   Other income and expenses is calculated as the sum of depreciation of fixed assets and amortization of intangible assets and other income and expense not attributable to a specific reportable segment.

                                                                               2

                           CONSOLIDATED BALANCE SHEETS
                    AS OF JUNE 30, 2006 AND DECEMBER 31, 2005
                                 (IN THOUSANDS)

                                                                                   AS OF JUNE 30,   AS OF DECEMBER 31,
                                                                                        2006              2005
                                                                                   --------------   ------------------

ASSETS
Investments at fair market value
   Available for sale investments                                                    $  800,059         $  699,121
   Trading investments related to deposit liabilities                                    35,728             38,316
                                                                                     ----------         ----------
      Total investments at fair value                                                   835,787            737,437
Cash and cash equivalents                                                                70,032            178,135
Restricted cash and cash equivalents                                                     87,959             82,843
Accrued investment income                                                                 6,820              5,404
Premiums receivable                                                                     106,801            146,837
Losses and loss adjustment expenses recoverable                                         213,513            190,353
Other accounts receivable                                                                 9,057             11,434
Net receivable for investments sold                                                          --              3,047
Deferred acquisition costs, net                                                          20,361             33,117
Deferred reinsurance premiums                                                            85,809            112,096
Property and equipment, net                                                               3,768              5,034
Goodwill and other intangtible assets                                                    11,859             24,877
Other assets                                                                             28,717             21,477
                                                                                     ----------         ----------
         Total assets                                                                $1,480,483         $1,552,091
                                                                                     ==========         ==========
LIABILITIES
Reserve for losses and loss expenses                                                 $  629,671         $  533,983
Unearned premiums                                                                       245,742            336,550
Environmental liabilities assumed                                                         4,254              5,911
Reinsurance balances payable                                                             53,111             57,499
Accounts payable and accrued expenses                                                    42,809             39,051
Net payable for investments purchased                                                     1,615                 --
Deposit liabilities                                                                      37,751             51,509
Deferred income and other liabilities                                                     4,747              9,729
Junior subordinated debentures                                                           61,857             61,857
                                                                                     ----------         ----------
         Total liabilities                                                           $1,081,557         $1,096,089
                                                                                     ----------         ----------

REDEEMABLE PREFERRED SHARES                                                          $   74,998         $   71,838
SHAREHOLDERS' EQUITY
Common shares                                                                               700                699
Additional paid-in capital                                                              582,543            581,929
Accumulated deficit                                                                    (259,079)          (199,010)
Accumulated other comprehensive income                                                     (236)               546
                                                                                     ----------         ----------
         Total shareholders' equity                                                  $  323,928         $  384,164
                                                                                     ----------         ----------
         TOTAL LIABILITIES, REDEEMABLE PREFERRED SHARES AND SHAREHOLDERS' EQUITY     $1,480,483         $1,552,091
                                                                                     ==========         ==========

                                                                               3

                              TOTAL CAPITALIZATION
                    AS OF JUNE 30, 2006 AND DECEMBER 31, 2005
                                 (in thousands)

                                                                     AS OF JUNE 30,   AS OF DECEMBER
                                                                          2006           31, 2005
                                                                     --------------   --------------

DEBT OUTSTANDING:
   Revolving credit facility (1)                                        $      --        $      --
   Junior subordinated debentures                                          61,857           61,857

REDEEMABLE PREFERRED SHARES:
Redeemable preferred shares ($0.01 par value; 25,000,000 shares authorized; 3,130,525 issued and outstanding, at June 30, 2006;
   3,000,000 issued and outstanding, at December 31, 2005)                 74,998           71,838

SHAREHOLDERS' EQUITY:
Common shares ($0.01 par value; 200,000,000 common shares
   authorized, 69,981,925 issued and outstanding at June 30, 2006
   and 69,946,861 issued and outstanding at December 31, 2005) (3)            700              699
Additional paid-in capital                                                582,543          581,929
Accumulated deficit                                                      (259,079)        (199,010)
Accumulated other comprehensive income                                       (236)             546
                                                                        ---------        ---------
      Total shareholders' equity                                        $ 323,928        $ 384,164
                                                                        ---------        ---------
      TOTAL CAPITALIZATION                                              $ 460,783        $ 517,859
                                                                        =========        =========
TOTAL DEBT TO TOTAL CAPITAL RATIO (2)                                          30%              26%

FOOTNOTES:

1.   Consisted of a $250 million secured letter of credit and revolving credit facility dated July 11, 2005. The total commitment of $250 million was reduced to $225 million in the three months ended June 30, 2006. As of June
     30, 2006, $211.5 million of letters of credit were outstanding under this facility. No revolving credit borrowings or amounts drawn under the letters of credit were outstanding as of June 30, 2006.

2.   The debt to total capital ratio is calculated as the sum of the revolving credit facility, junior subordinated debentures and redeemable preferred shares, or Total Debt, divided by the sum of Total Debt and Total
     Shareholders' Equity, or Total Capitalization.

3.   This table does not give effect to warrants and options outstanding for
     4,629,690 and 5,945,007 common shares at June 30, 2006 and December 31,
     2005.

                                                                               4

                         SUMMARIZED CASH FLOW STATEMENT
                     SIX MONTHS ENDED JUNE 30, 2006 AND 2005
                                 (in thousands)

                                                    SIX MONTHS ENDED   SIX MONTHS ENDED
                                                      JUNE 30, 2006      JUNE 30, 2005
                                                    ----------------   ----------------

Net cash provided by operating activities               $   2,990          $ 124,353
Net cash used in investing activities                    (112,337)          (115,000)
Net cash provided by financing activities (1)               1,244             19,591
                                                        ---------          ---------
(Decrease) increase in cash and cash equivalents:        (108,103)            28,944
                                                        ---------          ---------

Cash at beginning of the period                           178,135             32,775
                                                        ---------          ---------
Cash at end of the period                               $  70,032          $  61,719
                                                        =========          =========

FOOTNOTES:

1.   Net cash flows from the over-allotment of our preferred share offering in
     January 2006 were as follows: proceeds from issuance of preferred shares, net of underwriters' discounts of $0.1 million, were $3.2 million.
     Offsetting this, in March 2006 we paid $1.9 million dividend on our preferred shares.

                                                                               5

                                 PER SHARE DATA
                THREE AND SIX MONTHS ENDED JUNE 30, 2006 AND 2005
                    (in thousands, except per share amounts)

                                                   FOR THE THREE   FOR THE THREE    FOR THE SIX     FOR THE SIX
                                                    MONTHS ENDED    MONTHS ENDED    MONTHS ENDED    MONTHS ENDED
                                                   JUNE 30, 2006   JUNE 30, 2005   JUNE 30, 2006   JUNE 30, 2005
                                                   -------------   -------------   -------------   -------------

(LOSS) EARNINGS PER SHARE
Net (loss) income available to ordinary
   shareholders                                     $   (42,934)    $     8,530     $   (60,069)    $     7,887
Weighted average common share and common
share equivalents, outstanding during the period
   Basic                                             69,956,211      56,801,890      69,951,536      56,800,054
   Diluted (1) (3)                                   69,956,211      56,801,890      69,951,536      56,800,054
Basic loss per share                                $     (0.61)    $      0.15     $     (0.86)    $      0.14
Diluted loss per share (1)                          $     (0.61)    $      0.15     $     (0.86)    $      0.14

BOOK VALUE PER SHARE
Total shareholders' equity                          $   323,928     $   437,244     $   323,928     $   437,244
Common share and common share equivalents
outstanding at the end of the period:
   Basic                                             69,956,211      56,801,890      69,951,536      56,800,054
   Diluted (2) (3)                                   70,056,268      56,801,890      70,051,593      56,800,054
Basic book value per share                          $      4.63     $      7.70     $      4.63     $      7.70
Diluted book value per share (2)                    $      4.62     $      7.70     $      4.62     $      7.70

TANGIBLE BOOK VALUE PER SHARE
Total shareholders' equity                          $   323,928     $   437,244     $   323,928     $   437,244
Goodwill and other intangible assets                     11,859          20,247          11,859          20,247
Total shareholders' equity adjusted to exclude
goodwill and other intangible assets                $   312,069     $   416,997     $   312,069     $   416,997
Basic tangible book value per share                 $      4.46     $      7.34     $      4.46     $      7.34
Diluted tangible book value per share (2)           $      4.45     $      7.34     $      4.45     $      7.34

FOOTNOTE:

1.   Due to a net loss for the three and six months ended June 30, 2006, the assumed net exercise of options and warrants under the treasury stock method has been excluded, as the effect would have been anti-dilutive. Due to the exercise price of all of the Company's outstanding options exceeding the average market price of the Company's shares for the three and six months ended June 30, 2005, the assumed net exercise of options and warrants under the treasury stock method has been excluded, as the effect would have been anti-dilutive.

2.   The assumed net exercise of options and warrants under the treasury stock method has been included in the calculation of diluted book value and diluted tangible book value per share.

3.   As of June 30, 2005, all outstanding options had an exercise price above the closing market share price, therefore the outstanding options have not been included in the calculation of the diluted number of shares for the calculation of diluted book value and diluted tangible book value per share.

                                                                               6

                                 SEGMENT RESULTS
                        THREE MONTHS ENDED JUNE 30, 2006
                                 (in thousands)

                                                                                                    ADJUSTMENTS
                                              SPECIALTY    SPECIALTY    UNDERWRITING   TECHNICAL        AND
                                              INSURANCE   REINSURANCE       TOTAL      SERVICES    ELIMINATIONS   CONSOLIDATED
                                              ---------   -----------   ------------   ---------   ------------   ------------

Direct insurance                               $ 37,962     $     --      $ 37,962      $     --           $ --     $ 37,962
Reinsurance assumed                               3,395       (8,458)       (5,063)           --             --       (5,063)
                                               --------     --------      --------      --------           ----     --------
Total gross premiums written                     41,357       (8,458)       32,899            --             --       32,899
Premiums ceded                                  (21,424)      (1,331)      (22,755)           --             --      (22,755)
                                               --------     --------      --------      --------           ----     --------
Net premiums written                           $ 19,933     $ (9,789)     $ 10,144      $     --           $ --     $ 10,144
                                               ========     ========      ========      ========           ====     ========
Net premiums earned                            $ 51,182     $  9,223      $ 60,405      $     --           $ --     $ 60,405
Technical services revenues                          --           --            --         8,030           (220)       7,810
Other income                                        100          808           908            48             --          956
Net losses and loss expenses                    (37,167)     (12,366)      (49,533)           --             32      (49,501)
Direct technical services costs                      --           --            --        (5,225)            --       (5,225)
Acquisition expenses                             (7,983)      (2,277)      (10,260)           --             --      (10,260)
General and administrative expenses (1)         (26,897)      (5,174)      (32,071)       (3,812)           188      (35,695)
Loss on impairment of goodwill                       --           --            --       (12,561)            --      (12,561)
                                               --------     --------      --------      --------           ----     --------
SEGMENT LOSS                                   $(20,765)    $ (9,786)     $(30,551)     $(13,520)          $ --     $(44,071)
                                               --------     --------      --------      --------           ----     --------
Depreciation of fixed assets and
   amortization of intangibles                                                                                          (672)
Interest expense                                                                                                      (1,344)
Net investment income                                                                                                 11,753
Net realized losses on investments                                                                                    (6,728)
Other loss                                                                                                              (464)
Net foreign exchange losses                                                                                           (1,375)
                                                                                                                    --------
NET LOSS BEFORE INCOME TAX                                                                                          $(42,901)
                                                                                                                    ========
   Loss ratio                                      72.6%       134.1%        82.0%
   Acquisition expense ratio                       15.6%        24.7%        17.0%
   General and administrative expense ratio        52.6%        56.1%        53.1%
                                               --------     --------      -------
Combined ratio                                    140.8%       214.9%       152.1%
                                               --------     --------      -------

FOOTNOTE:

1.   General and administrative expenses associated with our underwriting activities for the three months ended June 30, 2006 were $32.1 million and include $0.2 million charged by the technical services segment and exclude
     $3.8 million related to our technical services activities for the same period.

                                                                               7

                                 SEGMENT RESULTS
                        THREE MONTHS ENDED JUNE 30, 2005
                                 (in thousands)

During the year ended December 31, 2005, the Company changed the composition of its reportable segments such that the Lloyd's operating segment, which was previously a reportable segment, is aggregated with the Company's specialty insurance reportable segment. The prior reportable segments for the three months ended June 30, 2005 have been restated to conform with the presentation for the three months ended June 30, 2006.

                                                                                                ADJUSTMENTS
                                              SPECIALTY   SPECIALTY   UNDERWRITING  TECHNICAL       AND
                                              INSURANCE  REINSURANCE      TOTAL      SERVICES  ELIMINATIONS  CONSOLIDATED
                                              ---------  -----------  ------------  ---------  ------------  ------------

Direct insurance                              $106,704    $     --      $106,704     $    --          $  --    $106,704
Reinsurance assumed                              7,053      54,791        61,844          --             --      61,844
                                              --------    --------      --------     -------          -----    --------
Total gross premiums written                   113,757      54,791       168,548          --             --     168,548
Premiums ceded                                 (31,134)    (10,050)      (41,184)         --             --     (41,184)
                                              --------    --------      --------     -------          -----    --------
Net premiums written                          $ 82,623    $ 44,741      $127,364     $    --          $  --    $127,364
                                              ========    ========      ========     =======          =====    ========
Net premiums earned                           $ 51,248    $ 53,761      $105,009     $    --          $  --    $105,009
Technical services revenues                         --          --            --       8,085           (909)      7,176
Other income                                       575         758         1,333       1,794             --       3,127
Net losses and loss expenses                   (28,154)    (34,452)      (62,606)         --             87     (62,519)
Direct technical services costs                     --          --            --      (5,999)            --      (5,999)
Acquisition expenses                            (7,054)    (12,189)      (19,243)         --             --     (19,243)
General and administrative expenses (1)        (15,695)     (6,404)      (22,099)     (2,699)           822     (23,976)
                                              --------    --------      --------     -------          -----    --------
SEGMENT INCOME                                $    920    $  1,474      $  2,394     $ 1,181          $  --    $  3,575
                                              --------    --------      --------     -------          -----    --------
Depreciation of fixed assets and
   amortization of intangibles                                                                                     (959)
Interest expense                                                                                                   (944)
Net investment income                                                                                             6,187
Net realized gains on investments                                                                                   862
Other loss                                                                                                          (59)
Net foreign exchange gains                                                                                           88
                                                                                                               --------
NET INCOME BEFORE INCOME TAX                                                                                   $  8,750
                                                                                                               ========
   Loss ratio                                     54.9%       64.1%         59.6%
   Acquisition expense ratio                      13.8%       22.7%         18.3%
   General and administrative expense ratio       30.6%       11.9%         21.0%
                                              --------    --------      --------
   Combined ratio                                 99.3%       98.7%         98.9%
                                              ========    ========      ========

FOOTNOTE:

1.   General and administrative expenses associated with our underwriting activities for the three months ended June 30, 2005 were $22.1 million and include $0.8 million charged by the technical services segment and exclude
     $2.7 million related to our technical services activities for the same period.

                                                                               8

                                 SEGMENT RESULTS
                         SIX MONTHS ENDED JUNE 30, 2006
                                 (in thousands)

                                                                                                ADJUSTMENTS
                                              SPECIALTY   SPECIALTY   UNDERWRITING  TECHNICAL       AND
                                              INSURANCE  REINSURANCE      TOTAL      SERVICES  ELIMINATIONS  CONSOLIDATED
                                              ---------  -----------  ------------  ---------  ------------  ------------

Direct insurance                              $113,807    $     --     $ 113,807    $     --          $  --   $ 113,807
Reinsurance assumed                             11,893      22,068        33,961          --             --      33,961
                                              --------    --------     ---------    --------          -----   ---------
Total gross premiums written                   125,700      22,068       147,768          --             --     147,768
Premiums ceded                                 (51,023)    (23,887)      (74,910)         --             --     (74,910)
                                              --------    --------     ---------    --------          -----   ---------
Net premiums written                          $ 74,677    $ (1,819)    $  72,858    $     --          $  --   $  72,858
                                              ========    ========     =========    ========          =====   =========
Net premiums earned                           $109,221    $ 30,752     $ 139,973    $     --          $  --   $ 139,973
Technical services revenues                         --          --            --      16,175           (624)     15,551
Other income                                       230       1,682         1,912         168             --       2,080
Net losses and loss expenses                   (75,898)    (28,127)     (104,025)         --            142    (103,883)
Direct technical services costs                     --          --            --     (10,225)            --     (10,225)
Acquisition expenses                           (16,349)     (7,844)      (24,193)         --             --     (24,193)
General and administrative expenses (1)        (47,345)    (12,131)      (59,476)     (6,724)           482     (65,718)
Loss on impairment of goodwill                      --          --            --     (12,561)            --     (12,561)
                                              --------    --------     ---------    --------          -----   ---------
SEGMENT LOSS                                  $(30,141)   $(15,668)    $ (45,809)   $(13,167)         $  --   $ (58,976)
                                              --------    --------     ---------    --------          -----   ---------
Depreciation of fixed assets and
   amortization of intangibles                                                                                   (1,742)
Interest expense                                                                                                 (2,606)
Net investment income                                                                                            22,529
Net realized losses on investments                                                                              (15,048)
Other loss                                                                                                         (551)
Net foreign exchange losses                                                                                      (1,694)
                                                                                                              ---------
NET LOSS BEFORE INCOME TAX                                                                                    $ (58,088)
                                                                                                              =========
   Loss ratio                                     69.5%       91.5%         74.3%
   Acquisition expense ratio                      15.0%       25.5%         17.3%
   General and administrative expense ratio       43.3%       39.4%         42.5%
                                              --------   ---------    ----------
   Combined ratio                                127.8%      156.4%        134.1%
                                              ========   =========    ==========

FOOTNOTE:

1.   General and administrative expenses associated with our underwriting activities for the six months ended June 30, 2006 were $59.5 million and include $0.5 million charged by the technical services segment and exclude
     $6.7 million related to our technical services activities for the same period.

                                                                               9

                                 SEGMENT RESULTS
                         SIX MONTHS ENDED JUNE 30, 2005
                                 (in thousands)

During the year ended December 31, 2005, the Company changed the composition of its reportable segments such that the Lloyd's operating segment, which was previously a reportable segment, is aggregated with the Company's specialty insurance reportable segment. The prior reportable segments for the six months ended June 30, 2005 have been restated to conform with the presentation for the six months ended June 30, 2006.

                                                                                                    ADJUSTMENTS
                                              SPECIALTY    SPECIALTY    UNDERWRITING   TECHNICAL        AND
                                              INSURANCE   REINSURANCE       TOTAL       SERVICES   ELIMINATIONS   CONSOLIDATED
                                              ---------   -----------   ------------   ---------   ------------   ------------

Direct insurance                               $189,175     $     --      $ 189,175     $     --      $    --       $ 189,175
Reinsurance assumed                              12,536      139,563        152,099           --           --         152,099
                                               --------     --------      ---------     --------      -------       ---------
Total gross premiums written                    201,711      139,563        341,274           --           --         341,274
Premiums ceded                                  (59,686)     (11,347)       (71,033)          --           --         (71,033)
                                               --------     --------      ---------     --------      -------       ---------
Net premiums written                           $142,025     $128,216      $ 270,241     $     --      $    --       $ 270,241
                                               ========     ========      =========     ========      =======       =========
Net premiums earned                            $ 89,992     $106,502      $ 196,494     $     --      $    --       $ 196,494
Technical services revenues                          --           --             --       16,085       (1,758)         14,327
Other income                                        829        1,548          2,377        1,917           --           4,294
Net losses and loss expenses                    (56,650)     (63,452)      (120,102)          --           87        (120,015)
Direct technical services costs                      --           --             --      (10,860)          --         (10,860)
Acquisition expenses                            (13,933)     (25,787)       (39,720)          --           --         (39,720)
General and administrative expenses (1)         (29,984)     (11,297)       (41,281)      (5,237)       1,671         (44,847)
                                               --------     --------      ---------     --------      -------       ---------
SEGMENT (LOSS) INCOME                          $ (9,746)    $  7,514      $  (2,232)    $  1,905      $    --       $    (327)
                                               --------     --------      ---------     --------      -------       ---------
Depreciation of fixed assets and
   amortization of intangibles                                                                                         (1,801)
Interest expense                                                                                                       (1,771)
Net investment income                                                                                                  11,412
Net realized gains on investments                                                                                         379
Other income                                                                                                              461
Net foreign exchange losses                                                                                               (24)
                                                                                                                    ---------
NET INCOME BEFORE INCOME TAX                                                                                        $   8,329
                                                                                                                    =========
   Loss ratio                                      63.0%        59.6%          61.1%
   Acquisition expense ratio                       15.5%        24.2%          20.2%
   General and administrative expense ratio        33.3%        10.6%          21.0%
                                               --------     --------      ---------
Combined ratio                                    111.8%        94.4%         102.3%
                                               ========     ========      =========

FOOTNOTE:

1.   General and administrative expenses associated with our underwriting activities for the six months ended June 30, 2006 were $41.3 million and include $1.7 million charged by the technical services segment and exclude
     $5.2 million related to our technical services activities for the same period.

                                                                              10

   GROSS AND NET WRITTEN PREMIUMS, NET EARNED PREMIUMS AND NET LOSS RATIOS BY
                                  PRODUCT LINE
                    THREE MONTHS ENDED JUNE 30, 2006 AND 2005
                                 (in thousands)

                                           THREE MONTHS ENDED JUNE 30, 2006               THREE MONTHS ENDED JUNE 30, 2005
                                    ---------------------------------------------- ----------------------------------------------
                                    GROSS WRITTEN NET WRITTEN NET EARNED  NET LOSS GROSS WRITTEN NET WRITTEN NET EARNED  NET LOSS
                                       PREMIUMS     PREMIUMS   PREMIUMS  RATIO (1)    PREMIUMS     PREMIUMS   PREMIUMS  RATIO (1)
                                    ------------- ----------- ---------- --------- ------------- ----------- ---------- ---------

SPECIALTY INSURANCE:
Technical risk property - HBW          $ 24,926     $ 10,361   $ 22,350     58.9%     $ 47,694     $ 31,504   $ 24,156     57.1%
Professional liability - Lloyds          23,020       15,518     15,587     93.2%       24,666       20,952      7,848     53.3%
Technical risk property - other           4,439        4,005      3,071     65.8%        5,387        4,372      1,537     77.0%
Surety                                      461          461      2,189      7.9%        2,763        1,997        920     31.1%
Other - Lloyds                              260          227        626     51.1%           --           --         --       --
Structured insurance                        (53)         (53)       302      n/m           103          103        264      2.3%
Professional liability - other           (1,052)        (569)     5,762     88.4%       18,186       14,076     11,366     41.3%
Fidelity and crime                       (2,408)      (1,980)      (191)     n/m         3,657        2,543      2,312     18.8%
Trade credit and political risk          (3,571)      (4,050)      (733)     n/m         1,564        1,182        376     56.4%
Environmental liability                  (4,665)      (3,987)     2,219     68.9%        9,737        5,894      2,469    137.1%
                                       --------     --------   --------    -----      --------     --------   --------    -----
Total specialty insurance              $ 41,357     $ 19,933   $ 51,182     72.6%     $113,757     $ 82,623   $ 51,248     54.9%
                                       --------     --------   --------    -----      --------     --------   --------    -----
SPECIALTY REINSURANCE:
Property                               $   (967)    $   (667)  $   (825)     n/m      $ 20,973     $ 14,006   $ 18,312     58.2%
Marine, technical risk and aviation      (2,303)      (3,934)     3,638    160.7%       12,597        9,514      4,972     67.7%
Casualty                                 (5,188)      (5,188)     6,410     62.4%       21,221       21,221     30,477     67.0%
                                       --------     --------   --------    -----      --------     --------   --------    -----
Total specialty reinsurance            $ (8,458)    $ (9,789)  $  9,223    134.1%     $ 54,791     $ 44,741   $ 53,761     64.1%
                                       --------     --------   --------    -----      --------     --------   --------    -----
Total                                  $ 32,899     $ 10,144   $ 60,405     82.0%     $168,548     $127,364   $105,009     59.6%
                                       ========     ========   ========    =====      ========     ========   ========    =====

FOOTNOTE:

1.   Net loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.

2.   n/m - not meaningful

                                                                              11

   GROSS AND NET WRITTEN PREMIUMS, NET EARNED PREMIUMS AND NET LOSS RATIOS BY
                                  PRODUCT LINE
                     SIX MONTHS ENDED JUNE 30, 2006 AND 2005
                                 (in thousands)

                                        SIX MONTHS ENDED JUNE 30, 2006                SIX MONTHS ENDED JUNE 30, 2005
                                  ------------------------------------------   ------------------------------------------
                                    GROSS       NET        NET        NET        GROSS       NET        NET        NET
                                   WRITTEN    WRITTEN    EARNED       LOSS      WRITTEN    WRITTEN    EARNED      LOSS
                                  PREMIUMS   PREMIUMS   PREMIUMS   RATIO (1)   PREMIUMS   PREMIUMS   PREMIUMS   RATIO (1)
                                  --------   --------   --------   ---------   --------   --------   --------   ---------

SPECIALTY INSURANCE:
Technical risk property - HBW     $ 68,622   $ 35,068   $ 46,588      58.0%    $ 93,434   $ 58,824   $ 46,651     58.0%
Professional liability - Lloyds     40,911     29,151     31,600      79.7%      40,959     33,623     11,157     53.9%
Technical risk property - other      9,857      9,162      4,745     163.9%       8,169      9,605      1,963     82.6%
Professional liability - other       4,304      3,301     13,958      74.7%      27,104     19,541     19,485     57.4%
Surety                               2,572      1,757      4,692       4.2%       5,634      4,118      1,655     17.8%
Other - Lloyds                       1,634      1,439      1,105      68.4%          --         --         --       --
Environmental liability              1,550       (270)     5,291      69.8%      15,579      9,411      4,318    216.4%
Structured insurance                  (105)      (113)       484      -2.5%         103        103        510      1.2%
Fidelity and crime                  (1,134)    (1,348)     1,253     -36.5%       7,549      4,224      3,684     23.5%
Trade credit and political risk     (2,511)    (3,470)      (495)      n/m        3,180      2,576        569     53.3%
                                  --------   --------   --------     -----     --------   --------   --------    -------
Total specialty insurance         $125,700   $ 74,677   $109,221      69.5%    $201,711   $142,025   $ 89,992     63.0%
                                  --------   --------   --------     -----     --------   --------   --------    -------
SPECIALTY REINSURANCE:
Property                          $ 18,990   $   (469)  $   (574)      n/m     $ 65,412   $ 58,445   $ 39,449     49.1%
Casualty                             7,101      7,101     23,255      58.9%      50,325     50,325     57,125     67.1%
Marine, technical risk and
   aviation                         (4,023)    (8,451)     8,071     139.3%      23,826     19,446      9,928     58.2%
                                  --------   --------   --------     -----     --------   --------   --------    -------
Total specialty reinsurance       $ 22,068   $ (1,819)  $ 30,752      91.5%    $139,563   $128,216   $106,502     59.6%
                                  --------   --------   --------     -----     --------   --------   --------    -------
Total                             $147,768   $ 72,858   $139,973      74.3%    $341,274   $270,241   $196,494     61.1%
                                  ========   ========   ========     =====     ========   ========   ========    =======

FOOTNOTE:

1.   Net loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.

2.   n/m - not meaningful

                                                                              12

                   ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES
                    AS OF JUNE 30, 2006 AND DECEMBER 31, 2005
                                 (in thousands)

                                         AS OF JUNE 30, 2006                         AS OF DECEMBER 31, 2005
                                      ------------------------------------   ------------------------------------
                                      GROSS LOSS    CEDED LOSS    NET LOSS   GROSS LOSS    CEDED LOSS    NET LOSS
                                       RESERVES    RESERVES (1)   RESERVES    RESERVES    RESERVES (1)   RESERVES
                                      ----------   ------------   --------   ----------   ------------   --------

SPECIALTY INSURANCE:
Technical risk property                $219,621     $(102,182)    $117,439    $182,360     $ (86,633)    $ 95,727
Professional liability                  125,165       (29,792)      95,373      77,484       (17,731)      59,753
Environmental liability                  21,373        (8,147)      13,226      21,789        (9,811)      11,978
Fidelity and crime                        4,630        (1,905)       2,725       4,912        (1,785)       3,127
Other                                     1,760            --        1,760       1,512            --        1,512
Surety                                    1,111            --        1,111         912            --          912
Trade credit and political risk           1,043            --        1,043         610            --          610
                                       --------     ---------     --------    --------     ---------     --------
                                       $374,703     $(142,026)    $232,677    $289,579     $(115,960)    $173,619
                                       --------     ---------     --------    --------     ----------    --------
SPECIALTY REINSURANCE:
Marine, technical risk and aviation    $102,844     $ (42,934)    $ 59,910    $ 99,087     $ (41,118)    $ 57,969
Casualty                                 77,967            --       77,967      65,319            --       65,319
Property                                 74,157       (28,553)      45,604      79,998       (33,275)      46,723
                                       --------     ---------     --------    --------     ---------     --------
                                       $254,968     $ (71,487)    $183,481    $244,404     $ (74,393)    $170,011
                                       --------     ---------     --------    --------     ---------     --------
Total                                  $629,671     $(213,513)    $416,158    $533,983     $(190,353)    $343,630
                                       ========     =========     ========    ========     =========     ========
SPECIALTY INSURANCE:
Case reserve                             43,199       (28,015)      15,184      50,659       (34,047)      16,612
IBNR                                    331,504      (114,011)     217,493     238,920       (81,913)     157,007
                                       --------     ---------     --------    --------     ---------     --------
Total                                  $374,703     $(142,026)    $232,677    $289,579     $(115,960)    $173,619
                                       --------     ---------     --------    --------     ---------     --------
SPECIALTY REINSURANCE:
Case reserve                            143,591       (46,249)      97,342     125,334       (55,240)      70,094
IBNR                                    111,377       (25,238)      86,139     119,070       (19,153)      99,917
                                       --------     ---------     --------    --------     ---------     --------
Total                                  $254,968     $ (71,487)    $183,481    $244,404     $ (74,393)    $170,011
                                       --------     ---------     --------    --------     ---------     --------
TOTAL:
Case reserve                            186,790       (74,264)     112,526     175,993       (89,287)      86,706
IBNR                                    442,881      (139,249)     303,632     357,990      (101,066)     256,924
                                       --------     ---------     --------    --------     ---------     --------
Total                                  $629,671     $(213,513)    $416,158    $533,983     $(190,353)    $343,630
                                       ========     =========     ========    ========     =========     ========

FOOTNOTE:

1.   Failure of the Company's reinsurers to honor their obligations could result in credit losses.

                                                                              13

                 LOSSES AND LOSS ADJUSTMENT EXPENSES RECOVERABLE
                               AS OF JUNE 30, 2006

                                                                AMOUNT RECOVERABLE AS
                                             A.M. BEST RATING      OF JUNE 30, 2006
REINSURERS                                          (1)             (IN $ MILLION)
                                             ----------------   ---------------------

Everest Reinsurance Ltd.                            A+                  53.3
Various Lloyd's syndicates                           A                  29.4
Arch Reinsurance Ltd.                               A-                  24.7
XL Capital Ltd.                                     A+                  11.2
Allianz Marine & Aviation Versicherungs AG          A-                  10.7
The TOA Reinsurance Company, Ltd. (Tokyo)            A                   9.9
Glacier Reinsurance AG                              A-                   9.1
Aspen Insurance Ltd.                                 A                   8.2
Odyssey America Reinsurance Corporation              A                   8.0
Transatlantic Reinsurance Company                   A+                   7.7
Max Re Ltd.                                         A-                   7.6
New Reinsurance Company                             A+                   6.4
Other reinsurers rated A- or better                 A-                  17.6
All Other Reinsurers                              Various                9.7
                                                                       -----
Total                                                                  213.5
                                                                       =====

FOOTNOTES:

1.   A.M. Best Ratings as of June 30, 2006.

                                                                              14

                   COMPOSITION OF INVESTMENTS AT JUNE 30, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Emerging Markets                         0%
US Government and Government Agencies   41%
Non-US Developed                         2%
Tax-Exempt Municipal                     1%
Asset-Backed Securities                  7%
Mortgage-Backed Securities              29%
Corporate                               20%

FOOTNOTES:

1.   Ratings as assigned by Standard & Poor's Corporation.

                                                                              15

     ESTIMATED 2005 HURRICANE CATASTROPHES LOSSES AND LOSS EXPENSES INCURRED
                    AS OF JUNE 30, 2006 AND DECEMBER 31, 2005
                                 (in thousands)

                                               CUMULATIVE AS OF JUNE 30, 2006           CUMULATIVE AS OF DECEMBER 31, 2005
                                          ----------------------------------------   ----------------------------------------
                                          GROSS LOSSES   CEDED LOSSES   NET LOSSES   GROSS LOSSES   CEDED LOSSES   NET LOSSES
                                            AND LOSS       AND LOSS      AND LOSS      AND LOSS       AND LOSS      AND LOSS
                                            EXPENSES       EXPENSES      EXPENSES      EXPENSES       EXPENSES      EXPENSES
                                          ------------   ------------   ----------   ------------   ------------   ----------

SPECIALTY INSURANCE:
Technical risk property                     $ 49,342       $ (38,254)     $11,088      $ 52,245       $ (41,029)     $11,216
Fidelity and crime                               418            (209)         209           450            (225)         225
                                            --------       ---------      -------      --------       ---------      -------
                                              49,760         (38,463)      11,297        52,695         (41,254)      11,441
                                            --------       ---------      -------      --------       ---------      -------
SPECIALTY REINSURANCE:
Marine, technical risk and aviation           70,306         (28,740)      41,566        68,986         (28,861)      40,125
Property                                      83,809         (49,490)      34,319        77,426         (45,653)      31,773
                                            --------       ---------      -------      --------       ---------      -------
                                             154,115         (78,230)      75,885       146,412         (74,514)      71,898
                                            --------       ---------      -------      --------       ---------      -------
TOTAL LOSSES AND LOSS EXPENSES INCURRED     $203,875       $(116,693)     $87,182      $199,107       $(115,768)     $83,339
                                            ========       =========      =======      ========       =========      =======
LOSSES AND LOSS EXPENSES BY EVENT
Katrina and Rita                            $171,583       $ (95,040)     $76,543      $169,803       $ (97,668)     $72,135
Wilma                                         32,292         (21,653)      10,639        29,304         (18,100)      11,204
                                            --------       ---------      -------      --------       ---------      -------
                                             203,875        (116,693)      87,182       199,107        (115,768)      83,339
                                            --------       ---------      -------      --------       ---------      -------
Reinstatement premiums
Katrina and Rita                              (9,919)         13,303        3,384        (8,833)         13,367        4,534
Wilma                                         (1,234)            447         (787)         (979)            502         (477)
                                            --------       ---------      -------      --------       ---------      -------
                                             (11,153)         13,750        2,597        (9,812)         13,869        4,057
                                            --------       ---------      -------      --------       ---------      -------
NET COST OF 2005 HURRICANES                 $192,722       $(102,943)     $89,779      $189,295       $(101,899)     $87,396
                                            ========       =========      =======      ========       =========      =======

FOOTNOTE:

1.   The above analysis includes losses incurred from hurricanes Katrina, Rita and Wilma in 2005 only and does not include development on losses incurred from the 2004 hurricanes.

                                                                              16

1